                                                                   EXHIBIT 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report dated February 8, 1994 included in this Annual Report on Form 10-K, into Pogo Producing Company's previously filed Registration Statement File Nos. 2-60725, 2-62690, 2-65374, 2-79500.

                                          ARTHUR ANDERSEN & CO.

Houston, Texas
February 28, 1994